INSURANCE COMPANY OF NORTH AMERICA, PHILADELPHIA, PENNSYLVANIA

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             BROKERS' BLANKET BOND                                 DECLARATIONS
                  Form No. 14
--------------------------------------------------------------------------------

1.  NAMED
    INSURED                     LEBENTHAL & CO., INC.        S__________
    (Herein called Insured)     One State Street Plaza
    Principal Address)          New York, New York  10004


2.  Bond Period from noon on           October            1               1979
                                (Month) (Day)         (Year)


3.  Table of Limits of Liability
    (a) Amount of Bond............................................$10,000,000.
    (b) Sub-Limits
           The liability of the Underwriter as stated in (a) above is further limited to the amount specified below with respect to the following coverages. The amounts specified below shall be a part of and not in addition to the Amount of Bond, and Section 7 of the bond shall be subject to the amounts specified below. (1) Misplacement or mysterious unexplainable disappearance,
           under Insuring Clause (B).................              $10,000,000.
           (2) Insuring Clause (E), Securities Forgery............ $   500,000.
           (3) Trading Loss, under Insuring Clause (A).  (When an
               amount is shown for this Sub-Limit (3), Section 1(e)(1) is deleted and Section 1(e)(2) is substituted therefor).......$ 150,000.

4. Offices Covered All of the Insured's offices in existence at the time this bond becomes effective are covered under this bond except the offices located as follows

                                     No Exceptions

5. Riders The liability of the Underwriter is subject to the terms of the following riders attached hereto

                            Schedule of Rider at Inception

6. The insured by the acceptance of this bond gives notice to the Underwriter terminating or canceling prior bond(s) or policy(ies) No. S 624927, such termination or cancellation to be effective as of the time this Bond becomes effective.

7.  Notification  The Underwriter will mark the (UNREADABLE)

                                            Countersigned by _________________
                            Attorney in fact

474204.1

                                SCHEDULE OF RIDERS AT INCEPTION



Named Insured  LEBENTHAL & CO., INC.

Effective date of rider/endorsement:  From 12:01 a.m. on      October 1, 1979
                                                              H.O.
To be attached to and form part of Blanket Bond or Policy, No.       S 62 94 51
                                                               ----------------



It is agreed that:

1. The liability of the Company is subject to the terms of the following riders attached hereto:

        1.  Definition of Dishonesty (BF-7774)

        2.  Government Securities Exclusion (FB-310)

        3.  Extortion Exclusion (BF-7372a)

        4.  Foreign Operations Rider (RF-6E94)

        5.  Effective Time Rider (BF-6A96)

        6.  Amending of U.S. Government Securities Rider

        7.  60 Days Notice of Cancellation (FB-341a)

        8.  Cancellation Notice:  NASD (BF-343a)

        9.  Deductible $5,000.  (BF-1B46)

        10.

        11.

        12.

        13.

        14.

        15.

        16.

2. The attached Bond shall be subject to all its agreements, limitations and conditions except as herein expressly modified.

               Countersigned by __________________________________
                                Attorney in fact

474204.1

                          DEFINITION OF DISHONESTY -- EXCLUSIONS RIDER



                      For use with all Financial Institution Blanket Bond
               Forms (Except Form D) that do not have a Definition of Dishonesty and to add certain exclusions



Named Insured        Lebenthal & Co. Inc.

Effective date of rider From 12:01 a.m. on         October 1, 1979
                                                     H.O.
To be attached to and form part of Blanket Bond No.         S 62 94 51
                                                    ------------------

        It is agreed that:

        1. The attached bond is hereby amended by deleting Insuring Agreement
(A) and by substituting in lieu thereof the following:

        "(A) Loss resulting directly from one or more dishonest or fraudulent acts of an Employee, committed anywhere and whether committed alone or in collusion with others, including loss of Property resulting from such acts of an Employee, which Property is held by the Insured for any purpose or in any capacity and whether so held gratuitously or not and whether or not the Insured is liable therefor.

        Dishonest or fraudulent acts as used in this Insuring Agreement shall mean only dishonest or fraudulent acts committed by such Employee with the manifest intent:

        (a)    to cause the Insured to sustain such loss; and

        (b) to obtain financial benefit for the Employee, or for any other person or organization intended by the Employee to receive such benefit, other than salaries, commissions, fees, bonuses, promotions, awards, profit sharing, pensions or other employee benefits earned in the normal course of employment."

        2. In addition to the existing Exclusions in the attached bond, the Underwriter shall not be liable under any Insuring Agreement for:

               (i) Potential income, including but not limited to interest and dividends, not realized by the Insured because of a loss covered under this bond.

               (ii) All damages of any type for which the Insured is legally liable, except direct compensatory damages arising from a loss covered under this bond.

               (iii) All costs, fees and other expenses incurred by the Insured in establishing the existence of or amount of loss covered under this bond.

               (iv) Loss resulting from payments made or withdrawals from a depositor's account involving funds erroneously credited to such account, unless such payments are made to or withdrawn by such depositor who is within the office of the Insured at the time of such payment or withdrawal, or unless such loss is covered under Insuring Agreement (A).


474204.1

3. The attached bond shall be subject to all its agreements, limitations and conditions except as herein expressly modified.

                                          Rider No. 1

        Accepted                            Countersigned by
                                Attorney in fact

474204.1

                INSURANCE COMPANY OF NORTH AMERICA, PHILADELPHIA, PENNSYLVANIA



                                        EXCLUSION RIDER
                              UNITED STATES GOVERNMENT SECURITIES



Named Insured      LEBENTHAL & CO. INC.

Effective date of rider:  From noon on       October 1, 1979
                                                                 H.O.
To be attached to and form part of Blanket Bond, Form No. 14, No.    S 62 94 51
                                                          --      -------------



In consideration of the issuance or continuation of the attached bond, it is agreed that:

1.      EXCLUSION

        Anything in the attached bond to the contrary notwithstanding, the attached bond does not cover, under any Insuring Clause, any loss of United States Government securities as defined herein, except as provided in Paragraph 3 below. The foregoing exclusion shall apply to loss sustained at any time but discovered after the effective date of this rider.

        DEFINITION

        United States Government securities are defined as bearer securities and coupons thereof issued by the United States Government or by Federal Corporations. Agencies and Instrumentalities thereof authorized to issue obligations guaranteed by or on the credit of the United States Treasury, including but not limited to Treasury bills, notes and bonds, tax anticipation bills, Federal National Mortgage Association issues, EXIM Bank notes, Federal Home Loan Bank Board notes, Federal Intermediate Credit Bank and Bank for Cooperatives notes, Federal Land Bank, Federal Authority and Urban Renewal issues.

        EXCEPTION

        As respects Insuring Clause (B) only, the foregoing exclusion shall not apply to loss of United States Government securities, as defined, in the custody and physical possession of a bank or trust company, provided:

        A. The loss occurs on the premises of such custodian bank or trust company, and

        B. The Insured has not entered into any agreement to hold such custodian bank or trust company harmless or relieve such custodian bank or trust company of liability in whole or in part in the event of loss.

        This exception to the exclusion shall not apply to loss of such United States Government securities from a safe deposit box or boxes, leased or rented vault space or similar safekeeping facility to which the Insured, its partners, officers, employees, messengers, agents or other representatives have physical access, accompanied or unaccompanied by a representative of the Institution providing such safekeeping

474204.1
        facility. It being understood and agreed that such arrangements do not constitute custody and physical possession by a bank or trust company within the meaning of this section.

Accepted:                                   Rider No. 2


                                            Countersigned By
                                Attorney in fact

474204.1

                              INSURANCE COMPANY OF NORTH AMERICA

                                  PHILADELPHIA, PENNSYLVANIA



                              EXTORTION EXCLUSION/COVERAGE RIDER
                     FOR USE WITH ALL FINANCIAL INSTITUTION BLANKET BOND FORMS, ON A `DECLARATIONS' FORMAT, THAT DO NOT HAVE
                                 AN EXTORTION LOSS EXCLUSION



Named Insured      LEBENTHAL & CO., INC.

Effective date of rider:  From noon on       October 1, 1979
                                                      H.O.
To be attached to and form part of Blanket Bond, Form No. 14, No.     S 62 94 51
                                                          --      --------------


It is agreed that:

    1. The attached bond is hereby amended as follows:

       (a) by adding to the Exclusions Section of the attached band (i.e., the Section beginning with the words "This bond does not cover:") the following:

           "loss through the surrender of Property away from an office of the Insured as a result of a threat:

              (1)to do bodily harm to a director or Employee of the Insured or to any other person, except loss of Property in transit in the custody of any person acting as messenger provided that when such transit was initiated there was no knowledge by the Insured of any such threat, or

              (2)to do damage to premises or property,

           except with respect to (1) above, when covered under Insuring Agreement (A), or to the extent covered under the ExtortionThreats To Persons Insuring Agreement(s) when added by this rider, and with respect to (2) above, when covered under Insuring Agreement (A), or to the extent covered under the Extortion--Threats To Property Insuring Agreement when added by this rider."

        (b) by adding to item 3(b), Sub-Limits, in the Table of Limits of Liability in the Declarations, the following:

        "Extortion -- Threats to Persons Coverage (Restricted
                          Territory)........$ NIL

        "Extortion -- Threats to Persons Coverage (Outside Territorial
                Restriction.$ NIL

        "Extortion-- Threats to Property (Restricted Territory)................
                $ NIL ---------

       (c) by adding additional Insuring Agreements as follows:

                           "EXTORTION -- THREATS TO PERSONS COVERAGE

                                    (Restricted Territory)

       "Loss of Property surrendered away from an office of the Insured as a result of a threat communicated to the Insured to do bodily harm to: (1) a director of the Insured, or (2) an Employee, or (3) a relative of such director or Employee, or (4) any other person who is, or allegedly is, being held captive; provided, however, (1) that the surrender of such Property arises from the taking, or alleged taking, of such captive while such person was physically within any of the States of the United States of America, the District of Columbia, Puerto Rico, Virgin Islands, Canal Zone or Canada, and (2) that prior to the surrender of such Property, (a) person receiving the threat has notified or has attempted to notify an officer of the Insured, other than the director or Employee threatened, concerning such threat, and (b) the Insured has notified or has attempted to notify the Federal Bureau of Investigation or local law enforcement authorities concerning such threat."

                            "EXTORTION -- THREAT TO PERSONS COVERAGE


474204.1

                              (Outside Territorial Restrictions)

       "Loss of Property surrendered away from an office of the Insured as a result of a threat communicated to the Insured to do bodily harm to: (1) a director of the Insured, or (2) an Employee, or (3) a relative of such director or Employee, or (4) any other person who is, or allegedly is, being held captive; provided, however, (1) that the surrender of such Property arises from the taking, or alleged taking, of such captive while such person was physically anywhere in the world other than within any of the States of the United States of America, the District of Columbia, Puerto Rico, Virgin Islands, Canal Zone or Canada, and (2) that prior to the surrender of such Property, (a) person receiving the threat has notified or has attempted to notify an officer of the Insured, other than the director or Employee threatened, concerning such threat, and (b) the Insured has notified or has attempted to notify the Federal Bureau of Investigation or local law enforcement authorities concerning such threat."

                           "EXTORTION -- THREATS TO PROPERTY COVERAGE

                                    (Restricted Territory)

       "Loss of Property surrendered away from an office of the Insured as a result of a threat communicated to the Insured to do damage to the premises or property of the Insured located within any of the states of the United States of America, the District of Columbia, Puerto Rico, Virgin Islands, Canal Zone or Canada, provided, however, that prior to the surrender of such Property (a) the person [receiving the threat has notified or has attempted . . .]

   (Further conditions of this Rider are continued on the reverse side here.")


                                    [Reverse side missing]

474204.1

                             EXCLUSION RIDER -- FOREIGN OPERATIONS


                         For use with Brokers Blanket Bonds, Form 14.


Named Insured  LEBENTHAL & CO. INC.

Effective date or rider/endorsement:  From 12:01 a.m. on      October 1, 1979
                                                              H.O.
To be attached to and form part of Blanket Bond or Policy, No.      S 62 94 51
                                                               ---------------



It is agreed that:

1.  EXCLUSION

    Anything in the attached bond to the contrary notwithstanding, the attached bond does not cover, under any Insuring Clause, any loss arising directly or indirectly out of the operations of any of the Insured's offices located outside (a) any of the States of the United States of America, the District of Columbia, Virgin Islands, Puerto Rico, Canal Zone, Canada, Europe or (b) any territory specifically scheduled in Paragraph 2 below.

2.  SCHEDULE OF ADDITIONAL COVERED TERRITORIES



              None

3.  LIMIT OF LIABILITY -- FOREIGN OPERATIONS

    With respect to loss arising directly or indirectly out of the operations of any of the Insured's offices located in Europe or in any territory specifically scheduled in Paragraph 2 above, the Limits of Liability stated in Item 3 of the Declarations are amended to read as follows:

    "3. TABLE OF LIMITS OF LIABILITY

       (a) Amount of Bond................................... ........$      NIL

       (b) Sub-Limits

            (1) Misplacement or mysterious unexplainable disappearance, under Insuring Clause (B)$ NIL

           (2) Insuring Clause (E), Securities Forgery..............$      NIL
                                                                      ---------

            (3) Trading Loss, under Insuring Clause (A). (When an amount is shown for this Sub-Limit (3), Section 1(e)(1) is deleted and Section 1(e)(2) is substituted therefor)$ NIL

4. The provisions of this rider shall apply to loss sustained at any time but discovered after the effective date of this rider.


Accepted                 Rider No. 4





                    Countersigned By
                                    Attorney in fact

474204.1

                                     EFFECTIVE TIME RIDER
                                        ENDORSEMENT 203



Named Insured  LEBENTHAL & CO. INC.

Effective date of rider:  From 12:01 a.m. on      October 1, 1979
                                                           H.O.
To be attached to and form part of Policy or Bond, No.               S 62 94 51
                                                       ------------------------





    The time of inception and the time of expiration, termination or cancellation of this policy or bond and any schedule, endorsement or rider attached or to be attached shall be 12:01 a.m. standard time.

    To the extent that coverage in this policy or bond replaces coverage in other policies or bonds terminating at noon standard time on the inception date of this policy or bond, coverage under this policy or bond shall not become effective until such other coverage has terminated.






                                          Rider No. 5










                    Countersigned By
                                    Attorney in fact

474204.1

Named Insured  LEBENTHAL & CO., INC.

Effective date or rider/endorsement:  From 12:01 a.m. on      October 1, 1979
                                                             H.O.
To be attached to and form part of Blanket Bond or Policy, No.        S 62 94 51
                                                               ----------------





It is agreed that:

1. Notwithstanding the provisions of rider number 2, United States Government Securities Exclusion Rider, Insuring Agreements A, B & C of the attached bond are extended to cover United States Government Securities, as defined in rider number 2, while in the custody of the Insured in preparation for delivery to a bank, trust company or to a customer. This extension shall apply from the time the securities are received by the Insured until the end of the next business day.
2. The attached bond shall be subject to all its agreements, limitations and conditions except as herein expressly modified.



    Rider No. 6





                                          Rider No. 7








                    Countersigned by
                                    Attorney in fact

474204.1

Named Insured  LEBENTHAL & CO., INC.

Effective date of rider/endorsement:  From 12:01 a.m. on      October 1, 1979
                                                                H.O.
To be attached to and form part of Blanket Bond or Policy, No.       S 62 94 51
                                                               ----------------



It is agreed that:

1. Notwithstanding the provisions of rider number 2, United States Government Securities Exclusion Rider, Insuring Agreements A, B & C of the attached bond are extended to cover United States Government Securities, as defined in rider number 2, while in the custody of the Insured in preparation for delivery to a bank, trust company or to a customer. This extension shall apply from the time the securities are received by the Insured until the end of the next business day.

2. The attached bond shall be subject to all its agreements, limitations and conditions except as herein expressly modified.



    Rider No. 6








                    Countersigned by
                                    Attorney in fact

474204.1

                                       RIDER TO PROVIDE
                                     FOR SIXTY DAYS NOTICE
                                        OF CANCELLATION



Named Insured  LEBENTHAL & CO., INC.

Effective date or rider:  From noon on      October 1, 1979
                                      H.O.
To be attached to and form part of Blanket Bond, Form     14  , No.  S 62 94 51
                                                      --------      -----------





                        --------------------------------------------------------
                          FOR USE WITH ALL FINANCIAL INSTITUTION BLANKET BONDS (EXCEPT FORM NO. 10) TO PROVIDE FOR SIXTY DAYS NOTICE OF CANCELLATION WHEN THE BOND IS CANCELLED AS AN ENTIRETY BY THE UNDERWRITER.
                        --------------------------------------------------------





It is agreed that

1.  The attached bond is amended by deleting the word "thirty" from sub-section
    (a) of the Section entitled "Termination", "Cancellation", or "Termination or Cancellation" and by substituting in lieu thereof the word "sixty".

2. The attached bond shall be subject to all its agreements, limitations and conditions except as herein expressly modified.




    Rider No. 7



















                         Countersigned By
                                             Attorney in fact


474204.1

                CANCELLATION RIDER -- NATIONAL ASSOCIATION OF SECURITIES DEALERS



FOR USE WITH STOCKBROKERS BLANKET BOND, FORM NO. 14, WHEN ISSUED TO THOSE MEMBER FIRMS OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS WHO HAVE EMPLOYEES AND ARE REQUIRED TO JOIN THE SECURITIES INVESTOR PROTECTION CORPORATION, AND WHO ARE SUBJECT TO RULE 15C3-1 UNDER THE SECURITIES EXCHANGE ACT OF 1934, TO PROVIDE FOR NOTICE OF CANCELLATION, TERMINATION OR SUBSTANTIAL MODIFICATION TO SUCH ASSOCIATION.



Named Insured  LEBENTHAL & CO., INC.

Effective date or rider/endorsement:  From 12:01 a.m. on      October 1, 1979
                                                                 H.O.
To be attached to and form part of Blanket Bond or Policy, No.       S 62 94 51
                                                               ----------------





       It is agreed that the Underwriter will mark its records to indicate that the National Association of Securities Dealers, Inc. is to be notified promptly concerning the cancellation, termination or substantial modification of the attached bond, whether at the request of the Insured or the Underwriter, and will use its best efforts to so notify said Association, but failure to so notify said Association shall not impair or delay the effectiveness of any such cancellation, termination or modification.







                                          Rider No. 8





























                    Countersigned By
                                    Attorney in fact

474204.1

                              INSURANCE COMPANY OF NORTH AMERICA
                                  PHILADELPHIA, PENNSYLVANIA



                                       DEDUCTIBLE RIDER



Named Insured  LEBENTHAL & CO., INC.

Effective date of rider:  From noon on      October 1, 1979
                                                                  H.O.
To be attached to and form part of Blanket Bond, Form No. 14, No.    S 62 94 51
                                                                  -------------



-------------------------------------------------------------------------------
DEDUCTIBLE RIDER FOR USE WITH BROKERS BLANKET BOND FORM 14 BROAD WHEN ISSUED
AS EXCESS COVERAGE AND SUBJECT TO A DEDUCTIBLE AMOUNT. DISCOVERY FORM ONLY.
-------------------------------------------------------------------------------

In consideration of the premium charged for the attached bond, it is hereby agreed that:

    1. The Underwriter shall not be liable under the attached bond on account of any loss or losses specified in the Non-Reduction of Liability Section of the attached bond, sustained at any time but discovered after the effective date of this rider, unless the amount of such loss or losses, after deducting the net amount of all reimbursement and/or recovery obtained or made by the Insured, other than from any bond or policy of insurance issued by a surety or insurance company and covering such loss or by the Underwriter on account thereof prior to payment by the Underwriter of such loss or losses, shall exceed in the aggregate the sum of FIVE THOUSAND AND NO/100 Dollars ($5,000.00) and then the Underwriter shall be liable under the attached bond, as modified by this rider, for such excess only, but in no event for more than the amount of indemnity carried under the attached bond on such loss or losses.

     2. The amount set forth above shall be deducted from any recoveries to which the Insured is entitled in accordance with the Section of the attached bond entitled "Distribution of Salvage."

    3. The Insured shall, in the time and in the manner prescribed in the attached bond, give the Underwriter notice of any loss coming within the terms of the attached bond, whether the Underwriter is liable therefor or not, and upon the request of the Underwriter shall file with it a brief statement giving the particulars concerning such loss.

    4. If the coverage of the attached bond supersedes in whole or in part the coverage of any other bond or policy of insurance issued by an Insurer other than the Underwriter and terminated, cancelled or allowed to expire, the Underwriter, with respect to any loss or losses sustained prior to such termination, cancellation or expiration and discovered within the period permitted under such other bond or policy for the discovery of loss thereunder, shall be liable under the attached bond only for that part of such loss or losses covered by the attached bond as is in excess of the amount recoverable or recovered on account of such loss or losses under such other bond or policy, anything to the contrary in such other bond or policy notwithstanding.

    5. With respect to securities, the value of which is the deductible amount or less, for which the Underwriter issues lost instrument bond or bonds to effect replacement thereof, the Insured will pay a service charge as agreed upon and will indemnify and does hereby indemnify the Underwriter against all loss or expense, if any, that the Underwriter may ultimately sustain because of the issuance of such lost instrument bond or bonds.

    6. With respect to securities, the values of which exceed the deductible amount, for which the Underwriter issues lost instrument bond or bonds to effect replacement thereof, the Insured will pay such service charge as agreed upon and will indemnify and does hereby indemnify the Underwriter against all loss or expense, if any, that the Underwriter may ultimately sustain because of the Issuance of such lost instrument bond or bonds, such amount of indemnity being limited, however, to an amount equal to the percentage that the deductible amount bears to the value of the securities at the time the Insured reported the discovery of the loss of the securities to the Underwriter as provided in
Section 3.

     7. The attached bond shall be subject to all its agreements, limitations and conditions except as herein expressly modified.

Rider No. 9                  Countersigned by
                                            Attorney in fact

474204.1

                                                                     Exhibit 4.9

Insurance Company of North America
127 John Street New York NY  10038
212 440 4000




       Rider to be attached to and form a part of Bond Number K00493855

on behalf of              LEBENTHAL & CO., INC.
                                (Name)

                                                                    (Principal),

and in favor or   MUNICIPAL ASSISTANCE CORP. & US TRUST CORP.      (Obligee),
executed by the INSURANCE COMPANY OF NORTH AMERICA, as
Surety, in the amount of            OPEN                             ($       )
                         -------------------------------------------   -------
Dollars, effective
      The Principal and the Insurance Company of North America hereby consent to changing the said bond as follows:
EFFECTIVE FEB. 26, 1983, INSURED'S LOCATION AND P.O. ADDRESS IS
AMENDED TO 25 BROADWAY, NEW YORK, NY 10004.

       Nothing herein contained shall vary, alter or extend any provision or condition of the bond other than as above stated.
       Signed, Sealed and dated this   5th   day of  April     19  83
                                     -------        ----------   ----

                                     LEBENTHAL & CO., INC.


                                    INSURANCE COMPANY OF NORTH AMERICA

                                    By
                                      ROBERT DONNELLY, ATTORNEY-IN-FACT

474204.1

STATE OF NEW YORK

COUNTY OF NEW YORK

On this 5th day of April, 1983, before me personally appeared ROBERT DONNELLY to me known, who, being by me duly sworn, did depose and say "That he resides in Westwood, NJ; that he is Attorney-in-Fact of the INSURANCE COMPANY OF NORTH AMERICA, the corporation described in and which executed for foregoing instrument: that he knows the corporate seal of the said Corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said Corporation; and that he signed his name thereto as Attorney-in-Fact by order of the Board of Directors of said corporation and the deponent saith further that the Superintendent of Insurance of the State of New York has, pursuant to Section 327 of the Insurance Law of the State of New York, issued to the INSURANCE COMPANY OF NORTH AMERICA his certificate that said Company is qualified to become and be accepted as surety or guarantor on all bonds, undertakings and other obligations or guarantees, as provided in the Insurance Law of the State of New York and all laws amendatory thereof and supplementary thereto; and that such certificate has not been revoked; and that the assets of said Company, unencumbered and liable to execution, exceed its debts and liabilities of every nature whatsoever by, Seven Hundred Forty Eight Million Dollars ($748,000,000)
    Witness my hand and seal the day and year aforesaid:

(Seal)                                     .....................................

                                      COPY OF RESOLUTION

   BE IT REMEMBERED, that at a regular meeting of the Board of Directors of the INSURANCE COMPANY OF NORTH AMERICA, duly called and held at the office of the Company, in the City of Philadelphia, State of Pennsylvania, on the 28th day of May, 1975, a quorum being present, the following Resolution was duly adopted.
   "RESOLVED, pursuant to Articles 3.6 and 5.1 of the By-Laws, the following Rules shall govern the execution for the Company of bonds, undertakings, recognizances, contracts and other writings in the nature thereof: (1) That the President, or any Vice-President, Assistant Vice-President, Resident Vice-President or Attorney-in-Fact, may execute for and in behalf of the Company any and all bonds, undertakings, recognizances, contracts and other writings in the nature thereof, the same to be attested when necessary by the Secretary, an Assistant Secretary or a Resident Assistant Secretary and the seal of the Company affixed thereto; and that the President or any Vice-President may appoint and authorize Resident Vice-Presidents, Resident Assistant Secretaries and Attorneys-in-Fact to so execute or attest to the execution of all such writings on behalf of the Company and to affix the seal of the Company thereto.
(2) Any such writing executed in accordance with these Rules shall be as binding upon the Company in any case though signed by the President and attested by the Secretary. (3) The signature of the President or a Vice-President and the seal of the Company may be affixed by facsimile on any power of attorney granted pursuant to this Resolution, and the signature of a certifying officer and the seal of the Company may be affixed by facsimile to any certificate of any such power, and any such power or certificate bearing such facsimile signature and seal shall be valid and binding on the Company. (4) Such Resident Officers and Attorneys-in-Fact shall have authority to certify or verify copies of this Resolution, the By-Laws of the Company, and any affidavit or record of the Company necessary to the discharge of their duties. (5) The passage of this Resolution does not revoke any earlier authority granted by Resolution of the Board of Directors on June 9, 1953."


                             Financial Statement December 31, 1981

                   Admitted Assets                                           Liabilities

Cash in Office and Banks..........   $    72,738,886         Unpaid Claims and Claim Expense    $1,960,530,806
Government Bonds (amortized values)  $   507,484,323         Unearned Premiums.........         $  687,455,238
Miscellaneous Bonds (amortized values$ 1,396,991,089         Reserve for Taxes and Expense      $   53,076,505
Stocks (market value).............   $   962,473,158         Other Liabilities.........         $   90,836,864
Accrued Interest..................   $    39,486,241         Funds Held by Company under
                                                             Reinsurance Treaties......         $   26,374,948
Real Estate.......................   $    20,299,133         Reinsurance in Non-Admitted
                                                             Companies.................         $   24,012,094
Premiums in Course of Collection..   $   339,824,948    *    Ceded Reinsurance Balances Payable $  116,922,757
Funds Held by Ceding Reinsurers...   $    54,991,181         Capital Paid In...........                0
All Other Assets..................   $   293,301,832         Surplus Paid In...........                0
                                                             Unassigned Surplus........         $  748,381,590

                                     $ 3,707,592,602                                            $3,707,592,602
                                     ===============                                             ==============


[*Excludes premiums more than 90 days due]

It is hereby [___________] ROBERT DONNELLY has been [________________] of the INSURANCE COMPANY OF NORTH AMERICA at NEW YORK, NY [______________________] in full force and effect as of date hereof, that said appointment was made under and by authority of the foregoing [_______________________] has been compared by me with the original thereof as recorded in the minute book of said Company and is a true and correct [________________________] in full force and effect, and that the foregoing is a true and correct statement of the financial condition of the said Company as of December [_________].

IN WITNESS WHEREOF I have hereunto set my hand and affixed the seal of said corporation this 5th day of April, 19____.


                                               ---------------------------------
                                                                Secretary

474204.1